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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00000) pertaining to the registration of 40,000 shares of Common Stock of USA Technologies, Inc. of our report dated August 14, 1997, with respect to the financial statements of USA Technologies, Inc. included in its Annual Report (Form 10-KSB) for the year ended June 30, 1997, filed with the Securities and Exchange Commission.





Philadelphia, Pennsylvania
October 21, 1997